Exhibit 10.11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Form Cooperation Framework Agreement on the Virtual Commodities

Agreement No.:

Party A: Telefen E-commerce (Shanghai) Co., Ltd.

Address: [***]

Legal Representative or Person in Charge: [***]

Party B: Shanghai Ang’you Internet Technology Co., Ltd.

Address: [***]

Legal representative or Person in Charge: [***]

Whereas,

1. Party A is Telefen E-commerce (Shanghai) Co., Ltd., which is mainly engaged in China Telecom's national loyalty program and point exchange business and is committed to building China's largest general point alliance.

2. Party A shall conduct the management and operation of the "telefen" general point accumulation platform, Tianyi Yanxuan platform, Yifuhui point cloud service platform, point equity platform, and other platforms. Party A shall also carry out the management and operation of the above channels.

3. Party B Shanghai Ang’you Internet Technology Co., Ltd. has the experience approval of legal production of audio-visual program content. Based on the leading digital video service technology in the new media field, and taking the education IP online platform as the breakthrough point, it provides users with technical services based on the mobile Internet, and creates an online practical skills learning platform for users in the general context of mass education. Now, it aims to introduce a series of knowledge payment courses for the operations on Party A's platform.

4. In accordance with the Agreement law of the People's Republic of China and relevant laws and regulations, on the principle of equality and mutual benefit, common development, honesty, and trustworthiness, and through friendly negotiation between Party A and Party B, both parties hereby agree that the customer designated by Party A shall use point voucher (or point voucher + cash or cash) in the channel designated by Party A, similarly hereinafter) to purchase and (or) exchange Party B's virtual commodities and (or) services (the specific name, specification, and price of the virtual commodities are shown in the commodity list of Annex III), and reach the shall perform following cooperation provisions on virtual commodities.

I. Cooperation matters

1. In order to provide rich and high-quality products and services to customers (hereinafter referred to as "Party A's customers") of Party A's platform (namely " telefen" general point platform, Tianyi Yanxuan platform, Yifuhui point cloud service platform, point equity platform and others /, hereinafter referred to as "Party A's platform") and give full play to the resource advantages of Party A and Party B, both parties hereby enter into the cooperation that Party A's customers can use the "Party A's platform" and other channels designated by Party A to order or exchange Party B's virtual commodities and/or services by using the point voucher (or point voucher + cash or cash), and Party B shall provide relevant commodities and/or services that meet the needs of Party A's customers.

2. Party B shall, in strict accordance with the management specifications (including but not limited to business specifications, technical specifications and management processes, etc.) of Party A's platform formulated (and revised from time to time) by Party A, and according to the actual needs of Party A's customers, provide commodity ordering or exchange services in accordance with the corresponding provisions of national laws and regulations (the name and specifications of exchange commodities provided shall be attached to this Agreement, i.e. Annex III: commodity list), and responsible for after-sales service and support service.

3. Party A and Party B may jointly plan and organize publicity activities to advance the cooperation of both parties under this Agreement. Each Party shall guarantee the true, legal and effective publicity materials about planning and organization provided to the other party, and shall not infringe the legitimate rights and interests of any third party.

II. Rights and obligations of both parties

(1) Rights and obligations of Party A

1. Party A shall provide the merchant self-service system of Party A's platform for Party B to upload and release the commodity/service information, and accept the commodity order or exchange service demand of Party A's customers.

2. Party A has the right to adjust the delivery channel and search order of Party B's commodities/services according to the activity of ordering or exchanging commodities and complaints, and notify Party B in writing.

3. Party A shall provide Party B's merchant self-service system account and password or order list on Party A's platform for Party B to inquire about the details of commodity orders. Party B shall keep the account and password carefully. All operations through Party B's account shall be deemed as those performed by Party B. If Party B’s failure to keep its account number and password properly results in direct and indirect losses of Party A or a third party, Party B shall bear the corresponding liability for compensation.

4. Party A shall make use of its advantages and resources to actively publicize the commodities in Party A's platform, assist Party B in commodity promotion, and guide customers to order or exchange Party B's commodities through newspaper, TV, website, yellow pages, SMS and other advertising and media promotion opportunities.

5. Party A has the right to set and adjust the ordering or exchange price (point/cash) of the website commodities according to the ordering or exchange situation, market price, and other factors, but it is not the basis for settlement with Party B.

6. Party A has the right to require Party B to submit the true and legal exchange records of the commodities/services ordered or exchanged by the customers for the purpose of verifying the accuracy and authenticity of the commodities ordered or exchanged.

7. Party A has the right to transfer all kinds of user consultation and complaints related to Party B's products to Party B. Party A will transfer the complaint materials to Party B within 24 hours after receiving the user's complaints.

8. Party A has the right to supervise and assess Party B's service quality and the performance of the Agreement, and in line with the principle of fairness, make the final determination of the responsibility of customer complaints.

9. If a customer or a third party complains about Party B's commodities and related services, and Party B fails to correct it within seven days after receiving Party A's written notice, Party A shall have the right to unilaterally notify Party B in writing to terminate this Agreement in advance. In case of any loss caused to Party A or Party A's customers, Party B shall bear the corresponding compensation liability after negotiation between both parties.

(2) Rights and obligations of Party B

1. Party B shall provide Party A with the commodities sold or exchanged on Party A's platform for Party A's screening, and input the commodity information confirmed by Party A's screening. Party B shall be responsible for the entry and maintenance of commodity information on Party A’s commodity name, commodity price, settlement unit price, commodity drawing and text introduction, etc., and ensure the authenticity and accuracy of the information provided. Party B shall ensure that the commodity information entered and the information provided to Party A will not infringe upon the legitimate rights and interests of any third party, or otherwise any losses arising therefrom shall be borne by Party B.

2. Party B shall be responsible for the acceptance of the customers' demand for commodity ordering or exchange, and shall complete the relevant work such as commodity ordering or exchange meeting the customers' demand of Party A in time.

3. During the period of cooperation between Party A and Party B, Party B shall abide by this Agreement and the management specifications (including but not limited to business specifications, technical specifications and management processes) formulated by Party A (and revised from time to time), and accept the supervision and management of Party A. in case of any problem, Party B shall make rectification according to Party A's requirements in time. If Party B's rectification still fails to meet Party A's requirements, Party B shall make rectification according to Party A's requirements, Party A has the right to terminate this Agreement unilaterally, and the losses caused to Party A or the third party shall be borne by Party B.

4. Party B is responsible for the management and safekeeping of commodities/services, including but not limited to the warehousing and delivery of commodities, as well as the clearing, inventory, and initiating reconciliation of commodities. If there are any problems in the management process of Party B, Party B shall bear all the responsibilities. Party B shall ensure the quality of the commodities and be responsible for it. In case of dissatisfaction or complaints from users caused by the quality problems of Party B's commodities, Party B shall be responsible for solving the problems and assume relevant responsibilities.

5. Party B shall be responsible for the distribution of commodities, and the specific service specifications and punishment standards are detailed in Annex I of this Agreement.

6. Party B shall protect the legitimate rights and interests of customers in strict accordance with the Agreement law of the People's Republic of China, Product Quality Law of the People's Republic of China, E-commerce Law of the People's Republic of China, Consumer Right Protection Law of the People's Republic of China (2014 Revision) and other relevant national laws and regulations, and bear corresponding legal responsibilities.

7. After receiving the customer complaints transferred by Party A, Party B shall complete the processing according to the service commitment, and submit the processing results to Party A for the customers' return visits. When Party B receives the customer complaints and other issues transferred by Party A, Party B shall actively cooperate with Party A to give priority to the handling of complaints and other issues to ensure the satisfaction of customers before identifying the responsibility.

8. If Party B uses the personal information of Party A's customers during the validity period of this cooperation Agreement, Party B shall strictly abide by the provisions of laws and administrative regulations as well as the provisions of personal information protection in the management provisions of Party A's platform (including but not limited to business specifications, technical specifications and management systems, etc.). In case of the customer’s information leakage due to Party B’s breach of the Agreement, Party B shall bear the corresponding legal liability. If Party A suffers losses, Party B shall bear all losses incurred to Party A.

9. Party B shall guarantee that Party A and customers are free from the infringement claims of the third party, including but not limited to: claiming that the commodities infringe the third party's patent, trademark, copyright and other intellectual property rights and other rights; otherwise, all responsibilities and expenses shall be borne by Party B.

10.  In case of any third party's infringement claim or complaint on Party B's commodities or intellectual property or other rights arising from Party B's reasons, Party A shall have the right to take necessary measures such as deleting, blocking, disconnecting, terminating the transaction and service on the relevant commodities and their information. After receiving the notice from Party A, Party B shall provide Party A with relevant supporting materials in a timely and comprehensive manner in accordance with the requirements of the "E-commerce Law of the People's Republic of China" as soon as possible. Otherwise, Party B shall bear all responsibilities arising therefrom alone and shall compensate Party A for all losses incurred therefrom.

11.   Party B guarantees that the certification materials provided to Party A, including but not limited to the trademark registration certificate and power of attorney, are legal, true and effective, and do not infringe the legitimate rights and interests of any third party. Party A does not undertake the obligation to verify the authenticity of the certification materials provided by Party B. Party B shall bear the sole legal liability incurring from the above materials, Party A does not bear any joint and several liabilities. In case of any loss to Party A, Party B shall also be liable for compensation.

12.   Party B shall guarantee to provide feedback of commodity data information according to Party A's requirements within the period of negotiation between both parties, and provide Party A with inquiry and statistics service of customer complaints.

13.   If the actual commodities ordered or exchanged by the customer do not conform to the description in the catalog, Party B shall return and replace them free of charge and ensure the customers' satisfaction.

14.   If Party A requests for access, Party B shall submit the following materials to Party A within the time limit agreed by both parties: commodities delivery schedule, commodities receipt schedule, original or copy of Party A's customer receipt, original or copy of post office delivery voucher, etc.

15.   Party B can log on Party A's website platform to input and maintain commodity information, query commodity exchange details, and carry out settlement operations. Party B shall keep the account number and password properly. In case of any loss to Party A or Party A's customers caused by improper storage or operation, Party B shall bear the corresponding liability for compensation.

III. Customer services

(1) Customer service system

1. Customer service interface

In order to ensure the normal use of business, Party B shall set up voice customer services and online customer services. The online customer service system is supported by [***] system provided by Telefen E-commerce (Shanghai) Co., Ltd. .

1) Customer service hotline: During the cooperation period, Party B shall set up a dedicated customer service hotline to provide [***] hours ([***] to [***]) customer services for Party A's customer services for business consultation and complaint handling.

2) Online customer service: Party B provides online customer service channels (QQ, e-mail, etc.) for Party A's customer service, and shall handle customer service consultation and complaints in the form of work orders.

Customer service contact of Party A: [***]

Tel: (fixed line) [***] (mobile) [***]

Party A’s Customer service hotline: [***]

Party B's customer service contact telephone shall be China Telecom's mobile phone, and shall not be turned off or transferred.

Customer service contact person of Party B: [***]

Tel: (fixed line) [***] (mobile) [***]

Party B's customer service hotline: [***]

2. Service quality

The customer service quality requirements of Party B are as follows:

1) Party B shall make a proper reply to the customer consultation and complaint transferred by Party A through various channels (including but not limited to electronic work order, fax, e-mail, etc.) within the specified time limit, and assist Party A in providing relevant services according to Party A's requirements.

2) The connection rate of customer service calls shall not be less than [***]%.

3) Consultation processing time limit requirements: The first reply time limit shall not exceed one minute after the customer formally accesses the [***] system through the merchant customer service button of the mall.

4) Requirements for the online duration of merchant customer service: [***] hours online (online customer service and merchant system), "online customer service" customer visits service person times no less than [***] person times/day.

5) Time limit for handling complaints: the time limit for the first reply shall not exceed [***] minutes, and the time limit for formal reply shall not exceed [***] hours.

6) The response rate of complaint handling is [***]% (response rate of complaint handling = the number of customers handled and responded / number of complaints per month).

7) The timely rate of complaints is [***]% (the timely rate of complaint handling = the number of customers handled and replied within the specified time limit / the number of complaints per month).

3. Customer service information

Party B shall prepare relevant customer service script, customer service FAQ and other documents seven working days before business promotion, and submit them to Party A's customer service department.

(2) Customer service management

1. Customer service management requirements

1) When Party B's business operation is terminated and thus affects the customers' use of the business, Party B shall submit the termination reasons and customer complaints, consultation and handling methods to Party A's customer service department as soon as possible, and guarantee to handle customer complaints and related consultation in a timely manner.

2) During the cooperation period, if a large number of customers complain about the quality of Party B's commodities or services, reflecting the quality problem of Party B's services or causing adverse social impact, Party A has the right to suspend the sale of Party B's commodities and services; both parties shall accept customer complaints and bear joint liability.

3) Party B shall keep a complete record of all links of the commodities sold from Party A's channels, and the records shall be kept for no less than [***] days.

2. Customer service requirements for business exit

In case of business withdrawal caused by Party B's application for business withdrawal and termination of business operation qualification, Party B shall guarantee the normal service and renewal of business before offline as required by Party A, and provide normal customer service within one month after offline.

3. Request for Party B to withdraw from customer service

In case of termination of cooperation caused by Party B's application for withdrawal or termination of Party B's business qualification, Party B shall guarantee to provide normal customer service within one month after the last business is offline as required by Party A.

IV. Settlement terms

1.Party A shall settle the payment for Party B's commodities successfully exchanged on Party A's platform to Party B in full amount on a monthly basis (i.e. natural month). After the payment amount is verified by both parties' finance, Party B shall issue to Party A the corresponding amount of [VAT special invoice 6%].

2.Party A shall provide Party B with the settlement amount of the occurrence month within 3 working days from the next month (hereinafter referred to as "settlement month"), and Party B shall log in to the operation management system of Party A's platform provided by Party A every week to check the transaction data, and download the transaction data of the previous month (i.e. the occurrence month) before the 3rd of each month, check and confirm the settlement amount statement provided by Party A. Party B shall confirm the above settlement amount within 3 working days after Party A provides the settlement amount of the month. If Party B does not raise any objection within the above date, it shall be deemed that Party B recognizes the settlement amount of the month and does not raise any objection.

If Party B raises any objection to the settlement amount, Party B shall be obliged to provide Party A with the supporting materials including the transaction data of Party B and assist Party A in checking the settlement amount of each month.

(1) If it is necessary to adjust the statement of settlement amount after verification and confirmation by both parties, the adjustment shall be made in the next month after negotiation.

(2) If both parties fail to reach an agreement after verification and negotiation, the settlement statement of Party A shall prevail.

3.From the date when Party B recognizes the settlement amount, Party B shall, within three working days from the date of receiving the settlement amount of each month provided by Party A, issue and mail to Party A special VAT invoice and compliant sales list, and record the corresponding invoice information in the operation management system of Party A's platform provided by Party A.

4.After receiving the invoice provided by Party B, Party A shall immediately check the invoice information registered by Party B in the operation management system of Party A's platform. After checking, Party A shall pay the corresponding fees to Party B by bank transfer within 60 working days.

5. If Party B fails to issue the invoice on time or register the invoice information in Party A's platform operation and management department within three months from the date when Party A provides the settlement amount statement, it shall be deemed that Party B has given up the settlement, and Party A has the right to refuse to pay the fee to Party B. Party B shall issue legal VAT special invoice 6% according to the title required by Party A. Party B shall mail the invoice to Party A within five working days after issuing the invoice. Party B shall further guarantee the authenticity and legality of the invoice issued, and independently bear the corresponding legal liabilities. In case of any loss caused to Party A, Party B shall be liable for compensation.

6. Party A's billing information is as follows:

Company Name: Telefen E-commerce (Shanghai) Co., Ltd.

Address: [***]

Tel: [***]

Account Number: [***]

Bank of Deposit: [***]

Unified Social Credit Identifier: [***]

7. Party A shall hold various activities from time to time every year. Before the activities begin, Party A shall inform Party B of the types and estimated quantities of commodities required for the activities, and reach an agreement with Party B on the purchase price; at the end of the activity, after the reconciliation of both parties, Party B shall issue the invoice directly to Party A according to Party A's requirements, and there is no need for both parties to sign another cooperation agreement.

8. Party B's designated collection account information:

Company Name: Shanghai Ang’you Internet Technology Co., Ltd.

Bank Account Number: [***]

Bank of Deposit: [***]

Party B shall bear all legal responsibilities for the above-designated bank account, and Party A's payment to the above account shall be the payment obligation to Party B under the Agreement. If Party B needs to change the above information, it shall notify Party A in writing 10 working days in advance and provide relevant certificates. Party B shall be responsible for the loss caused by Party B's failure to inform Party A in time.

9.In case of a transaction being investigated, Party A will inform Party B in writing. Within five working days after the notice is sent to Party B, Party B shall provide specific transaction documents according to Party A's requirements. Party B shall keep the transaction documents and other original documents for not less than two years from the date of the transaction.

V. Intellectual property

1. During the term of this Agreement, Party A and Party B shall be responsible for the production and provision of publicity materials for the event. The ownership and intellectual property rights (including but not limited to copyright) of all publicity materials belong to the provider. Without the written consent of the provider, the other party (the user) shall not use the publicity materials for other matters except this Agreement. The above publicity materials include but are not limited to: TV advertising, print advertising, outdoor advertising, radio advertising, posters, flyers, in-store publicity materials, network advertising, website content, SMS advertising, etc. All publicity programs and materials shall be confirmed by Party A in writing before use.

2. Party A and Party B shall guarantee that the contents of the publicity materials provided by Party A and Party B are legal and do not infringe the intellectual property rights and other legitimate rights and interests of the third party. Any loss of the user caused by the infringement of the legal rights of the third party by the publicity materials shall be fully compensated by the provider (including all expenses incurred by participating in the litigation).

VI. Term of agreement

1. This Agreement shall be valid from the date of signing to [Date].

2. Both parties may reach a new agreement on the renewal of this Agreement 30 days before the expiration of this Agreement.

VII. Modification or termination of the Agreement

1. Any party to this Agreement who aims to change or modify this Agreement shall provide the other Party a written notice 15 days in advance. Both parties shall change or modify this Agreement in writing.

2. Except for the circumstances specified in this Agreement, neither party shall suspend or terminate the performance of this Agreement or unilaterally terminate this Agreement without the written consent of the other party.

3. If this Agreement is terminated for any reason, both parties shall negotiate to determine a transition period of not less than 30 days. During the transition period, Party B shall actively cooperate with Party A in the relevant handover and aftermath treatment.

VIII. Liability for breach of agreement

1. Failure of either party to perform any of the terms of this Agreement shall be deemed as the breach of the Agreement.

2. If Party B violates the provisions of this Agreement or relevant national laws and regulations, conducts improper business activities such as false publicity, price fraud, infringement of the legitimate rights and interests of a third party, or sells new and substandard commodities such as parallel commodities, fake commodities, second-hand commodities, substandard products, Party A has the right to require Party B to pay a penalty of 20 times of the integral exchange value of the commodities or RMB 100,000 yuan, Party A has the right to terminate the cooperation with Party B. If the liquidated damages are insufficient to make up for Party A's losses, Party B shall also make full compensation (including but not limited to Party A's compensation to customers, compensation, administrative department's punishment, lawyer's fees, litigation fees, appraisal fees, and travel expenses).

3. If Party A is complained or sued by customers due to Party B's commodity problems or after-sales service problems, Party A shall have the right to settle, mediate or litigate with customers, and Party B shall bear all expenses incurred therefrom (including but not limited to attorney's fees, litigation costs, compensation or compensation paid to customers by settlement or mediation, liquidated damages, compensation, etc. ordered by the court)Furthermore, Party B shall pay Party A RMB [***] yuan as goodwill compensation.

4. All acts of Party B's agent, employee, and equity owner represent that party, and its violation of the Agreement shall be deemed as the act of Party B, and Party B shall bear joint and several legal liabilities for it.

5. If Party B is punished by Party A or both parties terminate the cooperation due to the above behaviors, Party B shall continue to perform after-sales services and bear all responsibilities for the sold commodities.

6. Any liquidated damages, compensation, and all other expenses paid by Party B to Party A in violation of this Agreement shall be paid to Party A within five days after the occurrence of such event, otherwise, Party A has the right to directly deduct them from the settlement.

IX. Confidentiality obligation

1. The term "confidential information" in this Agreement refers to the indivisible business secrets (including financial secrets), user information, technical secrets and/or other confidential information and materials obtained by one party (the receiving party) from the other party (the disclosing party) or jointly created by both parties due to the performance of this Agreement, no matter what form or carrier the above information and materials are in, no matter whether the disclosing party indicates its confidentiality in oral, image or written form at the time of disclosure.

2. The receiving party has the obligation to protect the confidential information by no less protective means than its own trade secrets. Without the written permission of the disclosing party, the receiving party shall not provide or disclose the confidential information to any third party, and shall not use part or all of the confidential information for purposes other than those agreed in this Agreement. The receiving party shall ensure that the confidential information can only be known to the responsible persons and employees who are engaged in the business and have the necessary knowledge, but at the same time, the receiving party shall instruct such responsible persons and employees to abide by the confidentiality and non-disclosure obligations stipulated in this article.

3. The recipient may only copy the confidential information for the purpose of performing this Agreement. The receiving party shall not retain all documents and materials containing confidential information in any way (such as hard disk, drawing, color sample, photo, film, CD, etc.).The receiving party shall return all original documents and materials containing confidential information to the disclosing Party and destroy all copies when the disclosing party puts forward a reasonable claim or this Agreement is terminated or canceled.

4. Party A and Party B shall also be responsible for the confidentiality of the signing and contents of this Agreement.

5. This confidentiality clause shall remain in force during the term of this Agreement and after the termination or cancellation of this Agreement.

X. Force majeure

1. If both parties or either party fail to perform or fully perform the relevant obligations under this Agreement due to war, riots, terrorism, natural disasters, changes in national laws, regulations or rules, network security, inability to cover the network, power failure or man-made destruction of communication lines, the affected party does not hold liability for breach of the Agreement, but shall immediately notify the other party in writing of the event and provide the details of the incident and supporting documents from relevant departments within 15 days. According to the impact of the event on the performance of the Agreement, both parties shall decide whether to continue to perform or terminate the Agreement through negotiation.

2. If Party A fails to provide the services agreed in this Agreement due to the laws and policies promulgated and changed by the government management department, it shall not be deemed as Party A's breach of the Agreement, and both parties shall change the contents of the Agreement in accordance with the relevant laws and policies.

XI.Delivery

All notices given by Party A and Party B for the performance of this Agreement or in connection with this Agreement shall be given in the form of written letter or fax, e-mail, or similar means of communication confirmed by both parties according to the addresses provided in this Agreement. If it is in the form of a letter, it shall be delivered by registered mail or express mail with a good reputation. If fax or similar means of communication are used, the date of notice shall be the date of sending the correspondence. If the registered letter or express mail is used, the date of notice shall be the date of mailing, and the postmark shall prevail.

Party A: Telefen E-commerce (Shanghai) Co., Ltd.

Address: [***]

Contact person: [***]

Tel: [***]

Fax: [***]

Postcode: [***]

E-mail: [***]

Party B: Shanghai Ang’you Internet Technology Co., Ltd.

Address: [***]

Contact person: [***]

Tel: [***]

Fax: [***]

Postcode: [***]

E-mail: [***]

If either party needs to change the above contact information, the party shall inform the other party in advance in writing, or otherwise, all relevant losses caused by it shall be borne by the party liable.

XII. Application of law and dispute resolution

1. This Agreement shall be governed by the laws of the People's Republic of China.

2. All disputes arising from or in connection with this Agreement shall be settled through friendly negotiation between both parties. If both parties fail to settle the dispute through friendly negotiation, either party has a right to bring a lawsuit to the people's court with jurisdiction in the place where Party A is located.

3. In the course of litigation, both parties will continue to perform other parts of this Agreement that are not involved in litigation.

XIII. Effectiveness of the Agreement and miscellaneous clauses

1. This Agreement shall come into force on the date when the authorized representatives of both parties sign and affix their official seals or special seals for agreement.

2. This Agreement is made in quadruplicate, two for each party, with the same legal effect.

3. The title of each article of this Agreement is only for the purpose of prompt, and the rights and obligations of each party shall be determined by the content of the article.

4. Without the prior written permission of the other party, neither party shall use or copy the other party's business name, trademark, pattern, service mark, symbol, code, model, or abbreviation in advertising or in public places, and neither party shall claim ownership of the other party's business name, trademark, scheme, service mark, symbol, code, model or abbreviation.

5. Nothing in this Agreement shall be deemed or interpreted as a joint venture, partnership, or agency relationship between the parties.

6. This Agreement shall substitute all previous oral or written minutes, memoranda, agreements, and agreements of both parties concerning the matters of this Agreement. For matters not covered in this Agreement, both parties shall reach a written supplementary agreement, which shall have the same legal effect as this Agreement after being signed and sealed by the authorized representatives of both parties.

7. The annexes are an integral part of this Agreement. In case of any inconsistency between the annex and the text of the Agreement, the text of the Agreement shall prevail.

Annex list:

Annex I: Letter of Commitment of Party B

Annex 2: Letter of Commitment on Network and Information Security

Annex 3: Commodity List

[no text below]

Party A: Telefen E-commerce (Shanghai) Co., Ltd.

(seal)

Authorized Representative (signature)

Date of signing:

Party B: Shanghai Ang’you Internet Technology Co., Ltd.

(seal)

Authorized Representative (signature)

Date of signing:

Annex I: Letter of Commitment of Party B

I. Commodity commitment

All commodities provided by Party B shall meet the following standards:

All of them are formal and legal commodities or services introduced through formal channels. In case of complaints from third parties or China Telecom’s customers due to unauthorized, intellectual property infringement and other reasons, Party B shall bear the economic losses incurred.

II. Time limit for handling complaints

1. Party B shall assign a special person to handle the business consultation or customer complaints submitted by Party A. After receiving the business consultation or customer complaints submitted by Party A, Party B shall:

(1) Made the first response within two hours;

(2) Give the satisfactory result to Party A or customers within 12 hours.

2. Party B shall ensure the level of service quality. Therefore, Party A will assess the service quality of Party B. If the assessment standard is not met, Party A will punish Party B accordingly.

III. Standard of complaint punishment

1. Principle of complaint and punishment: The assessment of Party B's service quality is mainly based on the complaint rate. Party A will assess Party B on a monthly basis according to the complaint rate of Party B and give corresponding punishment or reward.

2. Complaint identification rules: The customer or the third party calls the number 10000 to complain about the commodities provided by Party B, and the complaint is accepted formally by the number 10000. Party A will count the complaint rate of Party B based on this, and the complaints include but are not limited to: the quality of commodities, the provision of commodities, the use of commodities, the disputes over the authorization of commodities, etc.

3. Calculation rule of complaint rate: The complaint rate is calculated in a monthly manner, that is, the total amount of customer complaints in the current month, which accounts for the proportion of Party B's total sales volume from the 15th of last month to the 15th of this month. The calculation formula is: complaint rate = complaint volume/sales volume.

4. For merchants with a complaint rate higher than [***]% in the current month:

(1) RMB [***] yuan will be deducted from the deposit as compensation for complaint handling.

(2) Party B is not allowed to release new products on Party A's platform in the following quarter.

(3) Party B is not allowed to participate in the recommendation on the homepage of Party A's platform and the products of activities.

(4) Party A's existing activities and recommended products on the home page are all removed from the shelves.

5. If the complaint rate is higher than [***]% in the current month, RMB [***] yuan will be deducted from the deposit as compensation for complaint handling.

6. If the complaint rate is higher than [***]% in the current month, RMB [***] yuan will be deducted from the deposit as compensation for complaint handling, and relevant cooperative business will be suspended directly for rectification within a time limit.

7. If the complaint rate is higher than [***]% for two consecutive months, relevant cooperation business will be suspended and rectification will be made within a time limit. If it still does not meet the requirements after rectification, Party A has the right to terminate the Agreement in advance.

8. If the complaint rate is less than [***]%, Party B will get Party A's platform recommendation, activity prize optimization, cost subsidy, centralized procurement and other relevant incentive measures, subject to Party A's notice.

IV. Other punishment standards

1. Punishment measures for the quality of commodities not meeting the standards: commodities that fail to meet the quality standards will be taken off the shelves;

2. Special punishment measures for complaints caused by commodities: When a commodity is complained about twice by customers in a natural month, the commodity will be taken off the shelves.

3. Punishment measures for disqualification: Party A has the right to assess the performance of all merchants in the past 12 months according to the "China Telecom Point Mall Partner Management Measures". If Party B ranks at the bottom, it will be disqualified from supplying such commodities; if most categories rank at the bottom, they will directly exit and terminate the Agreement.

V. Information security commitment

Party B makes the following commitments for information security. In case of any violation of the relevant commitments, Party B shall bear all civil, administrative, and criminal liabilities arising therefrom:

1. Shall follow the telecommunication regulations of the People's Republic of China, the Regulations of the People's Republic of China on the Security and Protection of Computer Information System, the Administrative Measures for the Security and Protection of Computer information Network International Networking, and relevant laws, regulations, administrative rules and regulations.

2. Shall have all the legal and necessary qualifications for the business.

3. Shall ensure that it will not use telecommunications networks to endanger national security, disclose state secrets, infringe upon the interests of the state, society and the collective, and the legitimate rights and interests of a third party, or engage in illegal and criminal activities.

4. Shall perform well in the information security management of the unit in strict accordance with the relevant national laws and regulations.

5. Improve the information security management system and implement the technical measures of security protection.

6. Accept the supervision and inspection of the public security organs, truthfully and actively provide information, data and data documents related to security protection, and actively assist in investigating and dealing with illegal and criminal acts of computer information networks through the international network.

7. Shall not produce, copy, consult or disseminate the following information through telecommunication network:

(1) Opposing the basic principles established in the constitution.

(2)Endangering national security, divulging state secrets, subverting state power and undermining national unity.

(3) Damaging national honor and interests.

(4) Inciting national hatred and discrimination and undermining national unity.

(5) Undermining the state's religious policies and propagate heresy and feudal superstition.

(6) Spreading rumors, disrupting social order and undermining social stability.

(7) Spreading obscenity, pornography, gambling, violence, murder, terror or abetting a crime.

(8) Insulting or slandering others and infringing upon their legitimate rights and interests.

(9) Containing other contents prohibited by laws and regulations.

8. Shall not engage in any activities endangering the security of computer information network, including but not limited to:

(1) Entering a computer information network or using computer information network resources without permission.

(2) Deleting, modifying or adding computer information network functions without permission.

(3) Deleting, modifying or adding data and application programs stored or transmitted in the computer information network without permission.

(4) Deliberately making or spreading destructive programs such as computer viruses.

(5) Other acts that endanger the security of computer information networks.

9. The unit shall undertake to take emergency measures immediately in case of major safety accidents in the computer information system, keep relevant original records and report to the government regulatory department within 24 hours.

10. In case of violation of relevant provisions and relevant national laws and regulations, Party B shall directly bear the corresponding legal liability, and shall directly compensate for the property losses caused. In the meantime, Party A has the right to suspend or stop providing corresponding services until the termination of the business agreement.

VI. Party B hereby confirms that it has fully understood the contents of the above commitments, knows the exact legal meaning of each clause, and voluntarily undertakes the relevant responsibilities caused by its adverse performance.

VI. This letter of commitment shall be confirmed by Party B's seal. Once confirmed, it shall be legally binding on Party B's performance of this Agreement.

VII. This commitment shall remain limited until all rights and obligations in this Agreement are fulfilled.

Seal of Accepter (Party B)

Date of Commitment:

Annex 2: Letter of Commitment on Network and Information Security

Letter of Commitment on Network and Information Security

Telefen E-commerce (Shanghai) Co., Ltd.:

Our company and your company hereby signed the "Cooperation Framework Agreement on the Virtual Commodities" (hereinafter referred to as the "Agreement"), our company solemnly promises to abide by the relevant provisions of this letter of commitment, in case of any violation of the relevant provisions of this letter of commitment, our company shall bear all the civil, administrative and criminal liabilities arising therefrom.

I. Our company promises to operate in accordance with the law, not to use the network to endanger national security, disclose state secrets, not to infringe the legitimate rights and interests of the state, society, and third parties, and not to engage in illegal and criminal activities. Our company further undertakes not to produce, copy, consult and disseminate the following information through a communication network and Internet:

1.Opposing the basic principles established in the constitution.

2.Endangering national security, divulging state secrets, subverting state power, and undermining national unity.

3.Damaging the honor and interests of the state.

4.Inciting national hatred and discrimination and undermining national unity.

5.Destroying the state's religious policies and promoting heresy and feudal superstition.

6.Spreading rumors, disrupting social order, and undermining social stability.

7.Spreading obscenity, pornography, gambling, violence, murder, terror or abetting a crime.

8.Insulting or slandering others and infringing upon their legitimate rights and interests.

9. Containing other contents prohibited by laws and regulations.

II. Our company collects and uses user information in strict accordance with The Law of the People's Republic of China On Network Security, the Decision of the Standing Committee of the National People's Congress on Strengthening the Protection of Network Information, the Provisions of the Ministry of Industry and Information Technology on the Protection of Personal Information of Telecommunications and Internet Users, and the Provisions on the Registration of Real Identity Information of Telephone Users.

III. Our company promises to collect and use user information in accordance with the law, strictly abide by the principles of legality, legitimacy, and necessity, clearly indicate the purpose, method, and scope of collecting and using information, and obtain the consent of users. Our company further promises:

1.Shall not collect or use user information without the consent of users.

2.Can only collect user information for the purpose of carrying out the business as agreed in the Agreement and in accordance with the principle of "minimum sufficiency", and shall not collect user information unrelated to the business as agreed in the Agreement.

3.Can only use the user information for the purpose of carrying out the business agreed in the Agreement, and shall not use the user information beyond the above scope.

4.Shall not collect and use user information by deception, misleading or other ways in violation of laws and regulations, or beyond or change the scope and methods agreed by users.

5.Our company shall not illegally collect or use user information in violation of laws and regulations.

IV. For the user information collected during the performance of the Agreement, our company will keep it strictly confidential, and shall not disclose, tamper with, damage, sell, or illegally provide it to others.

V. After the termination or cancellation of the Agreement, our company will immediately destroy all user information and data (including the original and backup), and shall not retain any user information and data collected during the performance of the Agreement in any way.

VI. Our company undertakes that the personal information and important data obtained in accordance with the law during the signing and performance of the Agreement shall be stored in China in accordance with the law and shall not be provided overseas.

VII. In strict accordance with relevant laws and regulations, our company will perform well in network security management and user information security management, improves various network security management systems and implements various security protection technical measures to ensure network security and user information security, including but not limited to the establishment of information security person in charge and user information security examiner, and the establishment of user information collection and management system, using the workflow and safety management system of user information and its related activities to record the information of personnel, time, place, matters, etc.

VIII. Our company promises to establish an effective information security management system and technical guarantee measures. In case of illegal and criminal activities and harmful information, we will immediately take measures to stop and report to relevant competent departments in a timely manner, and accept the management, supervision, and inspection of relevant competent departments. If it is difficult to identify whether the released information belongs to one of the contents listed above, it shall be reported to the relevant department for approval before release.

IX. In case of information leakage, damage, or loss, our company will take remedial measures immediately and cooperate with relevant departments for investigation and handling.

X. Our company promises not to engage in any activities endangering the security of computer information network, including but not limited to:

1.Entering computer information network or using computer information network resources without permission;

2.Deleting, modifying, or adding computer information network functions without permission;

3.Deleting, modifying, or adding data and applications stored or transmitted in the computer information network without permission;

4.Deliberately making or spreading destructive programs such as computer viruses;

5.Other acts endangering the security of computer information networks.

XI. Our company promises to take emergency measures immediately in case of major safety accidents in computer information system, keep relevant original records, report to government regulatory department within 24 hours, and inform your company in writing. In case of major security accidents or other emergencies affecting network security and information security, your company has the right to take emergency measures including but not limited to business suspension to ensure network security and information security.

XII. In case of any violation of the above commitments, our company will be liable for breach of agreement in accordance with the Agreement, accept the treatment of relevant government departments (including but not limited to rectification within a time limit and public exposure), and directly bear the corresponding legal liabilities. If property losses are caused, our company will directly compensate. Meanwhile, your company has the right to suspend, stop business until the termination of the Agreement without notice to our company, and does not bear any responsibility. All the consequences of responsibility shall be borne by our company. If any loss or adverse effect is caused to your company, our company will be responsible for eliminating the adverse effect and compensating your company for the corresponding loss.

XIII. This letter of commitment shall come into force simultaneously with the Agreement after the signing by our company.

Accepter (seal)

Legal Representative or Authorized Representative (signature):

Date：

Annex 3: Commodity List

Unit: Yuan

Serial number	Brand	Commodity Name	Model	Settlement Price	Supply Discount	Suggested Retail Price
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